FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

Exhibit 10.25AQ

FORTY-SEVENTH AMENDMENT

TO

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY LLC

This Forty-seventh Amendment (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated effective as of February 9, 2009, as amended (collectively the “Agreement”),  and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the Agreement, CSG provides services entitled "CSG InView" to provide Statement Archival to Customer; and

Whereas, the parties have entered into good faith negotiation and discovery related to archival services for Customer's Customer Letters within CSG InView; and

Whereas, as a result of the discussions described herein above, the parties agree to amend the Agreement as provided herein..

Now, therefore, CSG and Customer agree to the following upon execution of this Amendment:

1.   Schedule C, "Recurring Services," "RECURRING SERVICES DESCRIPTION" is revised to insert an additional paragraph, as a separate, third paragraph at the end of the "CSG InView" description so that the "CSG InView" description shall be as follows:

"CSG InView.  CSG InView is a CSG-hosted, online statement archival service that will replace Customer's current CD-ROM or DVD Archival for Statements services previously described, Schedule F, "CSG Services," Section III. "Payment Procurement," subsection 7(a)(i). entitled "Archival for Statements - Duplicates" ("CD-ROM/DVD Archival for Statements").  Customer's statements, including  statement backers and ad pages, will be available for Customer to view and retrieve, in pdf format, not later than *********** (**) ***** after completion of Customer's then-current Billing Cycle.

CSG InView will permit Customer access to its Subscribers' prior (from and after ******* *** ****), current and future statement images for a period of up to ***** (**) ****** from the date that each such statement image is available for viewing (the "Statement Data Retention Period"), after which time the pdf statement images will no longer be accessible to Customer.

Further, Customer Subscribers' Customer Letters can be stored in the same CSG InView storage instance.  As a result, CSG InView will permit Customer access to its Subscribers' Customer Letters for a period of up to *** (*) ****** from the date that each such Customer Letter is available for viewing (the "Customer Letter Retention Period"), after which time the pdf Customer Letter images will no longer be accessible to Customer."

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

Exhibit 10.25AQ

2.   As a further result, Subsection (7)(a) of Section III, Payment Procurement, to CSG SERVICES of Schedule F shall be amended, as follows, to include CSG InView Customer Letter Storage:

CSG SERVICES

III. Payment Procurement

Direct Solutions (Print and Mail)

Description of Item/Unit of Measure	Frequency	Fee
VII. Other Print and Mail Ancillary Service Fees:
a) CSG InView Statement Archival (Only available for AESP customers) (Note 17)
1. CSG InView Processing and Statement Image Storage for ***** (**) ******	*******	******** ** ****
2. CSG InView Customer Letter Storage for *** (*) ****** (Note 18)	*******	******** ** ****
3. Extended Retention	*** **** *****
•****** Retention Extension (Note 19)	********	$******

Note 17: Upon implementation of CSG InView into production, pursuant to that certain Statement of Work to be executed by the parties (CSG document no. 2503277) (the "CSG InView SOW"), CSG shall provide CSG InView in lieu of statement archives on CD ROM/DVD

Note 18:  Upon implementation of CSG InView pursuant to the CSG InView SOW, Customer's Customer Letters will be archived and available to Customer for the specified period.

Note 19: This fee will be applicable and invoiced to Customer commencing the ***** ***** of each **** following the ******** (****) ***** following Customer's access to any such statement image.

THIS AMENDMENT is executed on the day and year of the last signature below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP, CAO & General Counsel
Name Michael Ciszek	Name: Joseph T. Ruble
Date: 3/6/14	Date: 6 March 2014